SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2008

ARC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

         0-31379

            91-2016816

(Commission File Number)

(IRS Employer Identification No.)

 333 Turnbull Canyon Road,  City of Industry, California

91745

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (626) 855-8011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.  Financial Statements and Exhibits

(b) Exhibits

99.1

Resignation letter of Sean Han.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 24, 2008

ARC INTERNATIONAL CORPORATION

By:

/s/ Jay Hooper

Jay Hooper

President